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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 1, 2004


                       NOMURA ASSET ACCEPTANCE CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                  333-109614             35-3672336
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(State or Other Jurisdiction       (Commission         (I.R.S. Employer
     of Incorporation)             File Number)       Identification No.)


Two World Financial Center,
   Building B, 21st Floor,
     New York, New York                                       10281
     ------------------                                       -----
   (Address of Principal                                    (Zip Code)
     Executive Offices)


Registrant's telephone number, including area code, is (212) 667-9300


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
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       The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 15, 2004, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2004 and for the periods ending March 31, 2004 and March 31, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed the Securities and Exchange Commission of May 10, 2004); the unaudited consolidated financial statements of the Ambac Assurance Corporation and subsidiaries as of June 30, 2004 and for the three and six month periods ended June 30, 2004 and June 30, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2004 (which was filed with the Securities and Exchange Commission on August 9, 2004); the unaudited consolidated financial statements of the Ambac Assurance Corporation and subsidiaries as of September 30, 2004 and for the three and nine month periods ended September 30, 2004 and September 30, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2004 (which was filed with the Securities and Exchange Commission on November 9,
2004), and the Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 22, 2004, July 22, 2004, August 20, 2004, October 20, 2004 and November 12, 2004, as each related to Ambac Assurance Corporation, are hereby incorporated by reference in this prospectus supplement, and registration statement and shall be deemed to be a part hereof.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
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                     (a)    Not applicable

                     (b)    Not applicable

                     (c)    Exhibits:


                    Item 601 (a) of
                    Regulation S-K
Exhibit No.         Exhibit No.             Description
-----------         -----------             -----------

1                   23                      Consent of KPMG LLP, Independent
                                            Registered Public Accounting
                                            Firm of Ambac Assurance
                                            Corporation.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 8, 2005


                                             NOMURA ASSET ACCEPTANCE CORPORATION


                                             BY: /s/ M. Dante LaRocca
                                                --------------------------------
                                             Name:  M. Dante LaRocca
                                             Title: Authorized

                                  EXHIBIT INDEX


           Item 601 (a) of                                         Sequentially
Exhibit    Regulation S-K                                          Numbered
Number     Exhibit No.        Description                          Page
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I          23                 Consent of Independent Registered    6
                              Public Accounting Firm of Ambac
                              Assurance Corporation